SUPPLEMENT dated June 1, 2003 to the
                        PROSPECTUS dated May 1, 2003 for
                             PROTECTIVE PREMIERE II
                    VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                   issued by Protective Life Insurance Company



The new version of Premiere II is not yet available in California, Texas or Maryland. For information regarding the version of the Premiere II policy which is currently being issued in California, Texas and Maryland, including the applicable policy features and charges, see references throughout the prospectus to "policies issued on or before June 1, 2003." Specifically, see "Policy Benefits/Risk Summary" on pages 3 through 7, "Fee Tables" on pages 8 through 12, and "Charges and Deductions" on pages 33 through 36.

For more information, please contact your registered representative or our Home Office at (800) 265-1545.